EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING MAY 31, 2001


The information which is required to be prepared with respect to the Payment Date of June 20, 2001, and with respect to the performance of the Trust during the period of May 1, 2001 through May 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...............  $                 --
                                                                                                               --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...............  $                 --
                                                                                                               --------------------


     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...............  $                 --
                                                                                                               --------------------


     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...............  $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ..............................  $            3.54479
                                                                                                               --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ..............................  $            3.86146
                                                                                                               --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ..............................  $            4.44479
                                                                                                               --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ..............................  $            5.90313
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ..............................  $            3.54479
                                                                                                               --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ..............................  $            3.86146
                                                                                                               --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ..............................  $            4.44479
                                                                                                               --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ..............................  $            5.90313
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date ........................................................  $     319,404,050.37
                                                                                                               --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date .....................................  $      38,722,569.77
                                                                                                               --------------------

     3.  Recoveries for the preceding Monthly Period ........................................................  $         704,117.20
                                                                                                               --------------------

     4.  The Defaulted Amount for the preceding Monthly Period ..............................................  $      11,864,324.42
                                                                                                               --------------------

     5.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .....................................................................................  $   1,757,271,514.58
                                                                                                               --------------------

     6.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .....................................................................................  $   1,792,862,069.61
                                                                                                               --------------------

     7.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period ................................................................  $      36,677,009.18
                                                                                                               --------------------

     8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period ...................................................................  $   1,466,818,063.00
                                                                                                               --------------------

     9.  The Transferor Interest as of the last day of the preceding Monthly Period .........................  $     326,044,006.61
                                                                                                               --------------------

     10.  The Transferor Percentage as of the last day of the preceding Monthly Period ......................                 18.19%
                                                                                                               --------------------

     11.  The Required Transferor Percentage ................................................................                  7.00%
                                                                                                               --------------------

     12.  The monthly principal payment rate for the preceding Monthly Period ...............................                18.176%
                                                                                                               --------------------

     13.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period .....  $                 --
                                                                                                               --------------------

     14.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage               Aggregate
                                                                         of Total                 Account
                                                                        Receivables               Balance
                                                                      ---------------         ---------------
                  (a) Delinquent between 30 days and 59 days                    1.768%        $ 32,348,842.33
                  (b) Delinquent between 60 days and 89 days                    1.264%        $ 23,133,840.29
                  (c) Delinquent between 90 days and 119 days                   0.971%        $ 17,760,837.05
                  (d) Delinquent between 120 days and 149 days                  0.885%        $ 16,194,470.05
                  (e) Delinquent between 150 days and 179 days                  0.730%        $ 13,352,781.74
                  (f) Delinquent 180 days or greater                            0.004%        $     64,630.82
                                                                      ---------------         ---------------
                  (e) Aggregate                                                 5.622%        $102,855,402.28
                                                                      ===============         ===============

V.   Information regarding Series 2000-B

     1.  The amount of Principal Receivables in the Trust  represented by the
         Invested Amount of Series 2000-B as of the last day of the related
         Monthly Period ..................................................................                       $600,000,000.00
                                                                                                                 ---------------

     2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2000-B on the last day of the
         related Monthly Period ..........................................................                       $600,000,000.00
                                                                                                                 ---------------
                                                                                                  NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly Period ....           1.0000      $480,000,000.00
                                                                                                                 ---------------

     4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly Period ....           1.0000      $ 57,000,000.00
                                                                                                                 ---------------

     5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly Period ....           1.0000      $ 42,000,000.00
                                                                                                                 ---------------

     6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly Period ....           1.0000      $ 21,000,000.00
                                                                                                                 ---------------

     7.  The Floating Investor Percentage with respect to the period:

     May 1, 2001 through May 20, 2001 ....................................................                                 34.14%
                                                                                                                 ---------------
     May 21, 2001 through May 31, 2001 ...................................................                                 33.41%
                                                                                                                 ---------------

     8.  The Fixed Investor Percentage with respect to the period:

     May 1, 2001 through May 20, 2001 ....................................................                                   N/A
                                                                                                                 ---------------
     May 21, 2001 through May 31, 2001 ...................................................                                   N/A
                                                                                                                 ---------------

     9a.  The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date .................................                       $ 10,648,122.23
                                                                                                                 ---------------

     9b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
          8.04(a) of the Master Indenture ................................................                       $  2,511,812.28
                                                                                                                 ---------------

     10.  The Investor Default Amount for the related Monthly Period .....................                       $  4,030,529.90
                                                                                                                 ---------------

     11.  The Monthly Servicing Fee for the related Monthly Period .......................                       $  1,000,000.00
                                                                                                                 ---------------

     12.  Trust yields for the related Monthly Period

           a. The cash yield for the related Monthly Period ...............................                                26.32%
                                                                                                                 ---------------

           b. The default rate for the related Monthly Period ............................                                  8.06%
                                                                                                                 ---------------

           c. The Net Portfolio Yield for the related Monthly Period .....................                                 18.26%
                                                                                                                 ---------------

           d.  The Base Rate for the related Monthly Period ..............................                                  6.46%
                                                                                                                 ---------------

           e.  The Excess Spread Percentage for the related Monthly Period ...............                                 11.80%
                                                                                                                 ---------------

           f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....                                 11.66%
                                                                                                                 ---------------

               I) Excess Spread Percentage related to                   May-01                                             11.80%
                                                                                                                 ---------------

               ii) Excess Spread Percentage related to                  Apr-01                                              9.49%
                                                                                                                 ---------------

               iii) Excess Spread Percentage related to                 Mar-01                                             13.68%
                                                                                                                 ---------------

     13.  Floating Rate Determinations:

          LIBOR for the Interest Period from May 21 through and including
          June 19, 2001 ..................................................................                               4.08375%
                                                                                                                 ---------------

     14.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
               Payment Date (after taking into consideration deposits and withdraws
               for the related Payment Date) .............................................                       $            --
                                                                                                                 ---------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ......                       $            --
                                                                                                                 ---------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection
               Account to be treated as Available Finance Charge Collections .............                       $            --
                                                                                                                 ---------------

     15.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment
                Date (after taking into consideration deposits and withdraws for the
                related Payment Date) ....................................................                       $            --
                                                                                                                 ---------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
               Collections ...............................................................                       $            --
                                                                                                                 ---------------

          c.  Interest earnings on the Reserve Account deposited into the Collection
               Account to be treated as Available Finance Charge Collections .............                       $            --
                                                                                                                 ---------------

     16.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date ....                       $ 10,500,000.00
                                                                                                                 ---------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date ...                       $ 10,500,000.00
                                                                                                                 ---------------

     17.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related
              Monthly Period .............................................................                       $            --
                                                                                                                 ---------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed
               on the Payment Date .......................................................                       $            --
                                                                                                                 ---------------

     18.  The Monthly Principal Reallocation Amount for the related Monthly Period .......                       $            --
                                                                                                                 ---------------

                           Advanta Bank Corp.
                           as Servicer

                           By:     /s/ KIRK WEILER
                           Name:   Kirk Weiler
                           Title:  VP of Finance/Treasurer

EXHIBIT 21.1


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING MAY 31, 2001


The information which is required to be prepared with respect to the Payment Date of June 20, 2001, and with respect to the performance of the Trust during the period of May 1, 2001 through May 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...............  $                 --
                                                                                                               --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...............  $                 --
                                                                                                               --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...............  $                 --
                                                                                                               --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...............  $                 --
                                                                                                               --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ..............................  $            3.61146
                                                                                                               --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ..............................  $            3.98646
                                                                                                               --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ..............................  $            4.61146
                                                                                                               --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ..............................  $            6.73646
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ..............................  $            3.61146
                                                                                                               --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ..............................  $            3.98646
                                                                                                               --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ..............................  $            4.61146
                                                                                                               --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ..............................  $            6.73646
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date .........................................................  $     319,404,050.37
                                                                                                               --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date ......................  $      38,722,569.77
                                                                                                               --------------------

     3.  Recoveries for the preceding Monthly Period ........................................................  $         704,117.20
                                                                                                               --------------------

     4.  The Defaulted Amount for the preceding Monthly Period ..............................................  $      11,864,324.42
                                                                                                               --------------------

     5.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .....................................................................................  $   1,757,271,514.58
                                                                                                               --------------------

     6.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .....................................................................................  $   1,792,862,069.61
                                                                                                               --------------------

     7.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period ................................................................  $      36,677,009.18
                                                                                                               --------------------

     8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period ...................................................................  $   1,466,818,063.00
                                                                                                               --------------------

     9.  The Transferor Interest as of the last day of the preceding Monthly Period .........................  $     326,044,006.61
                                                                                                               --------------------

     10.  The Transferor Percentage as of the last day of the preceding Monthly Period ......................                 18.19%
                                                                                                               --------------------

     11.  The Required Transferor Percentage ................................................................                  7.00%
                                                                                                               --------------------

     12.  The monthly principal payment rate for the preceding Monthly Period ...............................                18.176%
                                                                                                               --------------------

     13.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period .....  $                 --
                                                                                                               --------------------

     14.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage               Aggregate
                                                                         of Total                 Account
                                                                        Receivables               Balance
                                                                      ---------------         ---------------
                  (a) Delinquent between 30 days and 59 days                    1.768%        $ 32,348,842.33
                  (b) Delinquent between 60 days and 89 days                    1.264%        $ 23,133,840.29
                  (c) Delinquent between 90 days and 119 days                   0.971%        $ 17,760,837.05
                  (d) Delinquent between 120 days and 149 days                  0.885%        $ 16,194,470.05
                  (e) Delinquent between 150 days and 179 days                  0.730%        $ 13,352,781.74
                  (f) Delinquent 180 days or greater                            0.004%        $     64,630.82
                                                                      ---------------         ---------------
                  (e) Aggregate                                                 5.622%        $102,855,402.28
                                                                      ===============         ===============

V.   Information regarding Series 2000-C

     1.  The amount of Principal Receivables in the Trust  represented by the Invested
         Amount of Series 2000-C as of the last day of the related Monthly Period ............                      $400,000,000.00
                                                                                                                    ---------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2000-C on the last day of the related Monthly Period ......                      $400,000,000.00
                                                                                                                    ---------------
                                                                                                     NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the Class A
         Note Principal Balance on the last day of the related Monthly Period ................          1.0000      $320,000,000.00
                                                                                                                    ---------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B
         Note Principal Balance on the last day of the related Monthly Period ................          1.0000      $ 38,000,000.00
                                                                                                                    ---------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C
         Note Principal Balance on the last day of the related Monthly Period ................          1.0000      $ 28,000,000.00
                                                                                                                    ---------------

     6.  The amount of Principal Receivables in the trust represented by the Class D
         Note Principal Balance on the last day of the related Monthly Period ................          1.0000      $ 14,000,000.00
                                                                                                                    ---------------

     7.  The Floating Investor Percentage with respect to the period:

     May 1, 2001 through May 20, 2001 ........................................................                                22.76%
                                                                                                                    ---------------
     May 21, 2001 through May 31, 2001 .......................................................                                22.27%
                                                                                                                    ---------------

     8.  The Fixed Investor Percentage with respect to the period:

     May 1, 2001 through May 20, 2001 ........................................................                                  N/A
                                                                                                                    ---------------
     May 21, 2001 through May 31, 2001 .......................................................                                  N/A
                                                                                                                    ---------------

     9a.  The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date .....................................                      $  7,098,765.32
                                                                                                                    ---------------

     9b.  The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture ............................................................                      $  1,674,545.62
                                                                                                                    ---------------

     10.  The Investor Default Amount for the related Monthly Period .........................                      $  2,687,026.92
                                                                                                                    ---------------

     11.  The Monthly Servicing Fee for the related Monthly Period ...........................                      $    666,666.67
                                                                                                                    ---------------

     12.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period ...................................                                26.32%
                                                                                                                    ---------------

          b. The default rate for the related Monthly Period .................................                                 8.06%
                                                                                                                    ---------------

          c. The Net Portfolio Yield for the related Monthly Period ..........................                                18.26%
                                                                                                                    ---------------

          d.  The Base Rate for the related Monthly Period ...................................                                 6.59%
                                                                                                                    ---------------

          e.  The Excess Spread Percentage for the related Monthly Period ....................                                11.67%
                                                                                                                    ---------------

          f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........                                11.53%
                                                                                                                    ---------------

              I) Excess Spread Percentage related to                         May-01                                           11.67%
                                                                                                                    ---------------

              ii) Excess Spread Percentage related to                        Apr-01                                            9.37%
                                                                                                                    ---------------

              iii) Excess Spread Percentage related to                       Mar-01                                           13.55%
                                                                                                                    ---------------

          13. Floating Rate Determinations:

              LIBOR for the Interest Period from May 21 through and including June 19, 2001 ..                              4.08375%
                                                                                                                    ---------------

          14. Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws for
                   the related Payment Date) .................................................                      $            --
                                                                                                                    ---------------

               b.  The Accumulation Shortfall with respect to the related Monthly Period .....                      $            --
                                                                                                                    ---------------

               c.  The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections .............                      $            --
                                                                                                                    ---------------

          15.  Reserve Account

               a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) .....................................................                      $            --
                                                                                                                    ---------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections ...............................................................                      $            --
                                                                                                                    ---------------

               c.  Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections .............                      $            --
                                                                                                                    ---------------

          16.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related Payment Date ...                      $  7,000,000.00
                                                                                                                    ---------------

               b.  The Available Cash Collateral Account Amount on the related Payment Date ..                      $  7,000,000.00
                                                                                                                    ---------------

          17.  Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                      $            --
                                                                                                                    ---------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date .......................................................                      $            --
                                                                                                                    ---------------

          18.  The Monthly Principal Reallocation Amount for the related Monthly Period ......                      $            --
                                                                                                                    ---------------

                           Advanta Bank Corp.
                           as Servicer

                           By:     /s/ KIRK WEILER
                           Name:   Kirk Weiler
                           Title:  VP of Finance/Treasurer

EXHIBIT 21.1


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING MAY 31, 2001


The information which is required to be prepared with respect to the Payment Date of June 20, 2001, and with respect to the performance of the Trust during the period of May 1, 2001 through May 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...............  $                 --
                                                                                                               --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...............  $                 --
                                                                                                               --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...............  $                 --
                                                                                                               --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...............  $                 --
                                                                                                               --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ..............................  $            8.67993
                                                                                                               --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ..............................  $            9.65771
                                                                                                               --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ..............................  $           10.90215
                                                                                                               --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ..............................  $           17.03549
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ..............................  $            8.67993
                                                                                                               --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ..............................  $            9.65771
                                                                                                               --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ..............................  $           10.90215
                                                                                                               --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ..............................  $           17.03549
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date .........................................................  $     319,404,050.37
                                                                                                               --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date ......................  $      38,722,569.77
                                                                                                               --------------------

     3.  Recoveries for the preceding Monthly Period ........................................................  $         704,117.20
                                                                                                               --------------------

     4.  The Defaulted Amount for the preceding Monthly Period ..............................................  $      11,864,324.42
                                                                                                               --------------------

     5.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .....................................................................................  $   1,757,271,514.58
                                                                                                               --------------------

     6.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .....................................................................................  $   1,792,862,069.61
                                                                                                               --------------------

     7.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period ...........................................................  $      36,677,009.18
                                                                                                               --------------------

     8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
         last day of the preceding Monthly Period ...........................................................  $   1,466,818,063.00
                                                                                                               --------------------

     9.  The Transferor Interest as of the last day of the preceding Monthly Period .........................  $     326,044,006.61
                                                                                                               --------------------

     10.  The Transferor Percentage as of the last day of the preceding Monthly Period ......................                 18.19%
                                                                                                               --------------------

     11.  The Required Transferor Percentage ................................................................                  7.00%
                                                                                                               --------------------

     12.  The monthly principal payment rate for the preceding Monthly Period ...............................                18.176%
                                                                                                               --------------------

     13.  The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period ....................................................................................  $                 --
                                                                                                               --------------------

     14.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage          Aggregate
                                                                    of Total            Account
                                                                   Receivables          Balance
                                                                      -----         ---------------
                  (a) Delinquent between 30 days and 59 days          1.768%        $ 32,348,842.33
                  (b) Delinquent between 60 days and 89 days          1.264%        $ 23,133,840.29
                  (c) Delinquent between 90 days and 119 days         0.971%        $ 17,760,837.05
                  (d) Delinquent between 120 days and 149 days        0.885%        $ 16,194,470.05
                  (e) Delinquent between 150 days and 179 days        0.730%        $ 13,352,781.74
                  (f) Delinquent 180 days or greater                  0.004%        $     64,630.82
                                                                      -----         ---------------
                  (e) Aggregate                                       5.622%        $102,855,402.28
                                                                      =====         ===============

V.   Information regarding Series 2001-A

     1.  The amount of Principal Receivables in the Trust  represented by the Invested
         Amount of Series 2001-A as of the last day of the related Monthly Period .........                       $   300,000,000.00
                                                                                                                  ------------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2001-A on the last day of the related Monthly Period ...                       $   300,000,000.00
                                                                                                                  ------------------

                                                                                                NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the Class A
         Note Principal Balance on the last day of the related Monthly Period .............         1.0000        $   240,000,000.00
                                                                                                                  ------------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B
         Note Principal Balance on the last day of the related Monthly Period .............         1.0000        $    28,500,000.00
                                                                                                                  ------------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C
         Note Principal Balance on the last day of the related Monthly Period .............         1.0000        $    21,000,000.00
                                                                                                                  ------------------

     6.  The amount of Principal Receivables in the trust represented by the Class D
         Note Principal Balance on the last day of the related Monthly Period .............         1.0000        $    10,500,000.00
                                                                                                                  ------------------

     7.  The Floating Investor Percentage with respect to the period:

     April 17, 2001 .......................................................................................                   17.50%
                                                                                                                   ----------------
     April 18, 2001 through April 30, 2001 ................................................................                   17.13%
                                                                                                                   ----------------
     May 1, 2001 through May 20, 2001 .....................................................................                   17.07%
                                                                                                                   ----------------
     May 21, 2001 through May 31, 2001 ....................................................................                   16.70%
                                                                                                                   ----------------

     8.  The Fixed Investor Percentage with respect to the period:

     April 17, 2001 .......................................................................................                     N/A
                                                                                                                   ----------------
     April 18, 2001 through April 30, 2001 ................................................................                     N/A
                                                                                                                   ----------------
     May 1, 2001 through May 20, 2001 .....................................................................                     N/A
                                                                                                                   ----------------
     May 21, 2001 through May 31, 2001 ....................................................................                     N/A
                                                                                                                   ----------------

     9a.  The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date .............................................................        $   7,820,688.14
                                                                                                                   ----------------

     9b.  The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture .........................................................................        $   1,848,845.77
                                                                                                                   ----------------

     10.  The Investor Default Amount for the related Monthly Period ......................................        $   2,844,797.20
                                                                                                                   ----------------

     11.  The Monthly Servicing Fee for the related Monthly Period ........................................        $     500,000.00
                                                                                                                   ----------------

     12.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period ................................................                   38.68%
                                                                                                                   ----------------

          b. The default rate for the related Monthly Period ..............................................                   11.38%
                                                                                                                   ----------------

          c. The Net Portfolio Yield for the related Monthly Period .......................................                   27.30%
                                                                                                                   ----------------

          d.  The Base Rate for the related Monthly Period ................................................                   13.06%
                                                                                                                   ----------------

          e.  The Excess Spread Percentage for the related Monthly Period .................................                   14.24%
                                                                                                                   ----------------

          f.  The Quarterly Excess Spread percentage ......................................................                   14.24%
                                                                                                                   ----------------

               I) Excess Spread Percentage related to            May-01                                                       14.24%
                                                                                                                   ----------------

               ii) Excess Spread Percentage related to           Apr-01                                                         N/A
                                                                                                                   ----------------

               iii) Excess Spread Percentage related to          Mar-01                                                         N/A
                                                                                                                   ----------------


     12.  Trust yields from May 1 - May 31, 2001  (Disclosure purposes only)

               a. The cash yield for the related Monthly Period ...........................................                   26.32%
                                                                                                                   ----------------

               b. The default rate for the related Monthly Period .........................................                    8.06%
                                                                                                                   ----------------

               c. The Net Portfolio Yield for the related Monthly Period ..................................                   18.26%
                                                                                                                   ----------------

     13.  Floating Rate Determinations:

          LIBOR for the Interest Period from April 17 through and including  May 20, 2001 .................                 5.02250%
                                                                                                                   ----------------
          LIBOR for the Interest Period from May 21 through and including  June 19, 2001 ..................                 4.08375%
                                                                                                                   ----------------

     14.  Principal Funding Account

               a.  The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws
                   for the related Payment Date) ..........................................................        $             --
                                                                                                                   ----------------

               b.  The Accumulation Shortfall with respect to the related Monthly Period ..................        $             --
                                                                                                                   ----------------

               c.  The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections ..........................        $             --
                                                                                                                   ----------------

     15.  Reserve Account

               a.  The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date) ..................................................................        $             --
                                                                                                                   ----------------

               b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections ............................................................................        $             --
                                                                                                                   ----------------

               c.  Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections ..........................        $             --
                                                                                                                   ----------------

     16.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related Payment Date ................        $   5,250,000.00
                                                                                                                   ----------------

               b.  The Available Cash Collateral Account Amount on the related Payment Date ...............        $   5,250,000.00
                                                                                                                   ----------------

     17.  Investor Charge-Offs

               a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                   Period .................................................................................        $             --
                                                                                                                   ----------------

               b.  The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date ....................................................................        $             --
                                                                                                                   ----------------

     18.  The Monthly Principal Reallocation Amount for the related Monthly Period ........................        $             --
                                                                                                                   ----------------

                           Advanta Bank Corp.
                           as Servicer

                           By:     /s/ KIRK WEILER
                           Name:   Kirk Weiler
                           Title:  VP of Finance/Treasurer